UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. __)

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Filed by a Party other than the Registrant ☐

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☑	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

IMPAX LABORATORIES, INC.

 (Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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 PRELIMINARY COPIES—SUBJECT TO COMPLETION

 30831 Huntwood Avenue

Hayward, California 94544

Dear Stockholder:

The attached Notice of Special Meeting of Stockholders and Proxy Statement contain details of the business to come before a Special Meeting of Stockholders to be held on Tuesday, December 8, 2015 at 4:00 p.m. Pacific Standard Time at the JW Marriott Hotel located at 515 Mason Street, San Francisco, California, 94102. The purpose of the Special Meeting is to consider an amendment to the Restated Certificate of Incorporation of Impax Laboratories, Inc. providing for an increase in the number of the authorized shares of common stock of the company.

Your vote is very important to us and to our business. Prior to the Special Meeting, we encourage you to vote as soon as possible. You may vote by proxy electronically through the Internet or by telephone, as described in the accompanying materials, or by completing and signing the enclosed proxy card and returning it in the self-addressed envelope provided for your convenience. Please review the instructions on each of your voting options described in the proxy statement.

On behalf of our board of directors, I would like to express our appreciation for your continued support.

Sincerely,

Robert L. Burr
Chairman of the Board of Directors

          , 2015

IMPAX LABORATORIES, INC.

30831 Huntwood Avenue

Hayward, California 94544

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 8, 2015

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Stockholders to Be Held on December 8, 2015:

the Proxy Statement is available at www.voteproxy.com

To Our Stockholders:

A Special Meeting of the Stockholders (the “Special Meeting”) of Impax Laboratories, Inc. (the “Company”) will be held on Tuesday, December 8, 2015, at 4:00 p.m. Pacific Standard Time, at the JW Marriott Hotel located at 515 Mason Street, California, 94102 for the following purposes:

(i)

to vote upon a proposal to amend Article Fourth of the Company’s Restated Certificate of Incorporation to increase the authorized number of shares of the Company’s common stock, par value $0.01 per share, from 90,000,000 shares to 150,000,000 shares (the “Amendment”); and

(ii)	to transact such other business as may properly come before the Special Meeting or any postponement or adjournment thereof.

Only stockholders of record at the close of business on October 26, 2015 are entitled to notice of, and to vote at, the Special Meeting and at any postponements or adjournments thereof. A list of such stockholders will be available for inspection by our stockholders at the Special Meeting, as well as at our principal executive offices located at 30831 Huntwood Avenue, Hayward, California 94544 during ordinary business hours for the 10-day period prior to the Special Meeting.

WE URGE YOU TO VOTE YOUR SHARES PROMPTLY BY SUBMITTING YOUR PROXY VOTE BY TELEPHONE OR ELECTRONICALLY THROUGH THE INTERNET AS DESCRIBED IN THE FOLLOWING MATERIALS OR BY COMPLETING AND SIGNING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE SELF-ADDRESSED ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.  Voting by telephone, Internet or mail will not prevent you from later revoking that proxy and voting in person at the Special Meeting. If you want to vote at the Special Meeting, but your shares are held in street name by a broker, trust, bank or other nominee, you will need to obtain proof of ownership as of October 26, 2015 and a proxy to vote the shares from such broker, trust, bank or other nominee.

By Order of the Board of Directors,

Mark A. Schlossberg, Esq.
Senior Vice President, General Counsel and Corporate Secretary

Hayward, California

         , 2015

PRELIMINARY COPIES—SUBJECT TO COMPLETION

IMPAX LABORATORIES, INC.

30831 Huntwood Avenue

Hayward, California 94544

(510) 240-6000

PROXY STATEMENT FOR

SPECIAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

Why am I receiving these materials?

This proxy statement is furnished to you as a holder of our common stock, par value $0.01 per share (the “Common Stock”), in connection with the solicitation of proxies by our board of directors for use at the Special Meeting of Stockholders (the “Special Meeting”) or at any postponement or adjournment thereof. References in this proxy statement to “Impax,” “the Company,” “we,” “us,” and “our” mean Impax Laboratories, Inc. and its subsidiaries unless the context indicates otherwise.

The notice of the Special Meeting, this proxy statement and the enclosed proxy card, collectively referred to as the “proxy materials,” will be first sent or given to our stockholders on or about         , 2015.

When and where will the Special Meeting be held?

The Special Meeting will be held on Tuesday, December 8, 2015, at 4:00 p.m., Pacific Standard Time, at the JW Marriott Hotel located at 515 Mason Street, San Francisco, California, 94102.

What proposals will be voted on at the Special Meeting?

At the special meeting, stockholders will consider and vote upon:

(i)

a proposal to amend Article Fourth of the Company’s Restated Certificate of Incorporation to increase the authorized number of shares of the Company’s Common Stock from 90,000,000 shares to 150,000,000 shares (the “Amendment”); and

(ii)	such other business as may properly come before the Special Meeting or any postponement or adjournment thereof.

Our board is not aware of any other matters that will come before the Special Meeting or any postponement or adjournment of the Special Meeting.

How does the board of directors recommend that I vote?

The board unanimously recommends that stockholders vote FOR the Amendment.

What is a proxy?

A proxy is your legal designation of another person, also referred to as the “proxy,” to vote on your behalf. By properly signing and returning the enclosed proxy card or by voting by Internet or telephone, you are giving the persons who our board designated as proxies the authority to vote your shares in the manner that you indicate on your proxy card or by voting by Internet or telephone. The board has designated Michael Nestor, President of Impax Specialty Pharma, our branded products division, and Mark Schlossberg, our Senior Vice President, General Counsel and Corporate Secretary, to serve as proxies for the Special Meeting.  If any other matters properly come before the Special Meeting or any postponement or adjournment of the meeting, the persons designated as proxies intend to vote in accordance with their best judgment on such matters.

The proxy confers discretionary authority to the persons designated in our proxy to vote with respect to all other matters that may come before the Special Meeting.

Whether or not you are able to attend the Special Meeting, you are urged to complete and return your proxy, which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted in the manner recommended by our board on all matters presented in this proxy statement.

Who is entitled to vote at the Special Meeting?

Our board set the close of business on October 26, 2015 as the “record date” for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting. Only stockholders of record at the close of business on the record date are entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. On October 26, 2015, there were          shares of Common Stock issued and outstanding.

How do I vote my shares?

Stockholders of Record

If your shares of Common Stock are registered directly in your name with our transfer agent, American Stock Transfer and Trust, LLC, you are considered, with respect to those shares, the stockholder of record. Stockholders of record may vote in person at the Special Meeting or by proxy using the enclosed proxy card, by telephone or electronically through the Internet.

The deadline for stockholders of record to vote by telephone or electronically through the Internet is 11:59 p.m., Eastern Standard Time, on Monday, December 7, 2015. Set forth below is a summary of the three voting methods which stockholders of record may utilize to submit their votes by proxy. We urge you to vote promptly using one of these methods to ensure your vote is counted.

Vote by Telephone —1-800-PROXIES or 1-800-776-9437. Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week. Have your proxy card (which contains your control number) in hand when you call, and follow the instructions provided.

Vote Electronically through the Internet —www.voteproxy.com. Use the Internet to vote your proxy 24 hours a day, 7 days a week. Have your proxy card (which contains your control number) in hand when you access the Web site. Follow the instructions to obtain your records and to create an electronic voting instruction form. The Internet voting procedures comply with Delaware law.

Vote by Mail — Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided you.

If you vote by telephone or electronically through the Internet, you do not need to return your proxy card.

Please note that although there is no charge to you for voting by telephone or electronically through the Internet, there may be costs associated with electronic or telephonic access such as usage charges of Internet service providers and telephone companies. We do not cover these costs; they are solely your responsibility. Please note, the telephone and Internet voting procedures available to you are valid forms of granting proxies under the General Corporation Law of the State of Delaware.

Beneficial Owners of Shares Held in Street Name

If your shares of Common Stock are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and you should have received these proxy materials from that organization rather than us. The organization holding your shares is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct the organization holding your shares on how to vote the shares held in your account using the voting instructions received from such organization. You may vote in person at the Special Meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares at the Special Meeting.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote your uninstructed shares on “routine” matters but cannot vote on “non-routine” matters. The approval of the Amendment is considered a “routine” matter under applicable rules. If the organization that holds your shares does not receive instructions from you on how to vote your shares on the Amendment, the organization that holds your shares may generally vote such uninstructed shares in their discretion.

What vote is required to approve the Amendment?

Each share of Common Stock that is outstanding as of the record date is entitled to one vote on each matter to be presented at the Special Meeting. The approval of the Amendment will require the affirmative vote of the majority of the outstanding shares of Common Stock that are entitled to vote on the proposal. Abstentions will have the same effect as votes against this proposal.

What constitutes a quorum?

A quorum of stockholders is necessary to hold a valid special meeting of stockholders. In order for a quorum to be present at the Special Meeting, a majority of the issued and outstanding shares of Common Stock at the close of business on the record date must be present in person or represented by proxy at the Special Meeting. All such shares that are present in person or represented by proxy at the Special Meeting will be counted in determining whether a quorum is present, including abstentions and broker non-votes.

Can I revoke my proxy?

Yes, you may revoke your proxy at any time before it is voted at the Special Meeting. Before the taking of the vote at the Special Meeting, if you are a stockholder of record, you may revoke your proxy by submitting a later-dated proxy electronically through the Internet or by telephone, or another signed proxy (your latest telephone or Internet voting instructions are followed) or by submitting a signed written notice of revocation (stating that the proxy is revoked) with a later date to Mark Schlossberg, our Senior Vice President, General Counsel and Corporate Secretary, or by attending the Special Meeting and voting in person.

Attendance at the Special Meeting will not in itself constitute a revocation of your proxy.

Before the taking of the vote at the Special Meeting, any written notice of revocation should be sent to Impax Laboratories, Inc., 30831 Huntwood Avenue, Hayward, California 94544, attention: Mark Schlossberg, or hand delivered to Mr. Schlossberg (or his designee) at the Special Meeting.

If you are a beneficial owner of shares of Common Stock held in street name, please review the voting instructions provided by the organization holding your shares or contact such organization regarding how to change your vote. If you want to vote at the Special Meeting, you will need to obtain proof of ownership as of the record date and a proxy to vote the shares from the organization holding your shares.

Where can I find the voting results of the Special Meeting?

The voting results will be tallied by the inspector of election and published in our Current Report on Form 8-K, which we are required to file with the Securities and Exchange Commission, referred to as the “SEC,” within four business days following the Special Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K with the SEC within four business days of the day the final results are available.

Who will bear the cost of the solicitation of proxies?

We will bear the cost of the solicitation of proxies and will reimburse the reasonable expenses of brokerage firms, banks, broker-dealers or other similar organizations incurred in forwarding material to beneficial owners of Common Stock.

Who will solicit proxies on behalf of the board of directors?

In addition to mailing the proxy materials, proxies for use at the Special Meeting may be solicited by our directors, officers and employees, none of whom will receive additional compensation for such solicitation activities, in person or by telephone. We have also retained MacKenzie Partners, Inc. to solicit proxies for an aggregate fee of approximately $15,000 plus customary costs and expenses and have agreed that MacKenzie’s fees may increase if certain changes in the scope of its services occur.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to Be Held on December 8, 2015

This proxy statement is available at www.voteproxy.com. This website address contains the notice of the Special Meeting, this proxy statement and a sample proxy card. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

PROPOSED AMENDMENT TO THE

COMPANY’S RESTATED CERTIFICATE OF INCORPORATION

Description of Proposed Amendment and Vote Required

Our Restated Certificate of Incorporation (the “Certificate of Incorporation”) currently authorizes the issuance of 90,000,000 shares of common stock, par value $0.01 per share (the “Common Stock”). On October 19, 2015, our board of directors approved and adopted, subject to receiving the approval of our stockholders, an amendment to the Certificate of Incorporation to increase our authorized shares of Common Stock to 150,000,000 (the “Amendment’). The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to approve the proposed Amendment.

The Amendment will not affect the number of authorized shares of preferred stock of the Company, par value $0.01 per share (the “Preferred Stock”), which is 2,000,000 shares. Currently, there are no shares of Preferred Stock issued and outstanding.

Purpose and Effects of Increasing the Number of Authorized Shares of Common Stock

The proposed Amendment would increase the number of shares of Common Stock which the Company is authorized to issue from 90,000,000 to 150,000,000. The proposed Amendment would replace the first sentence of Article Fourth, Section 1 (Authorization) of the Certificate of Incorporation with the following sentence: “(a) The total number of shares of all classes of stock which the Corporation shall have the authority to issue is One Hundred and Fifty-Two Million (152,000,000) shares consisting of (i) One Hundred and Fifty Million (150,000,000) shares of Common Stock, par value, $0.01 par value per share (the “Common Stock”) and (ii) Two Million (2,000,000) shares designated preferred stock, par value $0.01 par value per share (the “Preferred Stock”).” Our board of directors has declared the Amendment to be advisable and in the best interests of the Company and its stockholders.

The additional 60,000,000 shares of Common Stock authorized for issuance pursuant to the proposed Amendment would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding. The holders of Common Stock are not entitled to preemptive rights or cumulative voting.

As of October 26, 2015, there were         shares of Common Stock issued and outstanding,             treasury shares,              shares reserved for issuance pursuant to outstanding equity awards under the Company’s equity compensation plans (consisting of shares subject to unvested restricted stock awards and shares subject to outstanding stock options) and                  shares reserved for issuance pursuant to the Company’s convertible senior notes and the warrants issued thereunder. If all the shares of Common Stock reserved for issuance pursuant to outstanding equity awards under the Company’s equity compensation plans and convertible senior notes and warrants were in fact issued, then only            shares (including        of treasury shares) would be authorized and available for issuance under the Company’s Certificate of Incorporation unless the Amendment is adopted. If the Amendment is adopted, however, then           shares of Common Stock (including           treasury shares) would be authorized and available for issuance.

Because only        % of the authorized shares remain available for issuance, our board of directors believes it is in the best interests of the Company and our stockholders to increase our authorized shares of common stock in order to have additional shares available for use as our board of directors deems appropriate or necessary. As such, the primary purpose of the proposed Amendment is to provide the Company with greater flexibility with respect to managing its Common Stock in connection with such corporate purposes as may, from time to time, be considered advisable by our board of directors. These corporate purposes could include, without limitation, financing activities, public or private offerings, stock dividends or splits, conversions of convertible securities, issuance of options and restricted stock awards pursuant to our employee benefits plans, establishing a strategic relationship with a corporate partner and acquisition transactions. Our board of directors has determined that having an increased number of authorized but unissued shares of Common Stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our capitalization.   Our board of directors will determine whether, when and on what terms the issuance of shares of Common Stock may be warranted in connection with any of the foregoing purposes.

Other than shares reserved for issuance under our convertible notes and warrants thereunder and under our existing equity compensation plans, we do not currently have any other arrangements, agreements or understandings that would require the issuance of additional shares of Common Stock. We believe an increase in our authorized share capital is warranted given that we have relatively little additional authorized share capital available, as described above.

The proposed Amendment will not have any immediate effect on the rights of existing stockholders. However, our board of directors will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or NASDAQ rules. Future issuances of Common Stock or securities convertible into or exchangeable for Common Stock could have a dilutive effect on our earnings per share, book value per share and the voting power and interest of current stockholders.

Our board has not proposed the Amendment with the intention of discouraging tender offers or takeover attempts of the Company. However, the availability of additional authorized shares for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of our company. This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent our board from taking any appropriate actions not inconsistent with its fiduciary duties.

Effective Date of Proposed Amendment

If the proposed Amendment is adopted by the required vote of stockholders, the Amendment will become effective on the date the Amendment is filed with the Secretary of State of the State of Delaware. Our board of directors reserves the right, notwithstanding stockholder approval of the Amendment and without further action by our stockholders, not to proceed with the Amendment at any time before the effective date of the Amendment.

Dissenters’ Rights of Appraisal

Under Delaware law, stockholders are not entitled to appraisal rights with respect to the proposed Amendment and we will not independently provide our stockholders with any such right.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE Amendment to the company’s Restated Certificate of Incorporation to increase the authorized shares of the Company’s Common Stock to 150,000,000 SHARES.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of October 19, 2015 (except as otherwise noted in the footnotes) regarding the beneficial ownership of our Common Stock by: (i) each person known by us to beneficially own more than five percent of our outstanding Common Stock; (ii) each current director; (iii) each executive officer identified in the Company’s proxy statement for the 2015 Annual Meeting of Stockholders and (iv) all of our directors and executive officers as a group. As of October 19, 2015, 70,183,813 shares of our Common Stock were outstanding. Except as otherwise indicated, to our knowledge, the beneficial owners of shares of Common Stock listed below have sole voting and investment power with respect to such shares.

	Shares Beneficially Owned (1) Common Stock
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percent of Class
5% Stockholders:
BlackRock, Inc. 55 East 52nd Street New York, NY 10022	7,173,254	(2)	10.1%
OrbiMed Advisors LLC 601 Lexington Avenue, 54th Floor New York, NY 10022	6,828,000	(3)	9.6%
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	4,586,280	(4)	6.4%
Current Executive Officers and Directors:
Leslie Z. Benet, Ph.D.	146,401	(5)	*
Robert L. Burr	129,616	(6)	*
Allen Chao, Ph.D.	420,529	(7)	*
Nigel Ten Fleming, Ph.D.	27,034	(8)	*
Michael Markbreiter	32,034	(9)	*
Michael Nestor	352,103	(10)	*
Jeffrey D. Nornhold	84,108	(11)	*
Mary K. Pendergast, J.D.	25,434	(12)	*
Bryan M. Reasons	109,739	(13)	*
Mark A. Schlossberg	229,588	(14)	*
Peter R. Terreri	126,621	(15)	*
Janet S. Vergis	3,400	(16)	*
G. Frederick Wilkinson	459,116	(17)	*
All current directors and executive officers as a group (13 persons)	2,145,723	(18)	3.1%

*	Less than one percent.

(1)

Beneficial ownership is determined in accordance with the rules of the SEC based on factors such as voting or investment power with respect to shares of our Common Stock and includes shares of Common Stock currently issuable or issuable within 60 days of October 19, 2015 upon the exercise of stock options. Shares of Common Stock currently issuable or issuable within 60 days of October 19, 2015 upon the exercise of stock options are deemed to be outstanding in computing the percentage of beneficial ownership of the person holding such securities, but are not deemed to be outstanding in computing the percentage of beneficial ownership of any other person. The address for all our current directors and executive officers is c/o Impax Laboratories, Inc., 30831 Huntwood Avenue, Hayward, CA 94544.

(2)

Based solely on Schedule 13G/A filed with the SEC on January 9, 2015 by BlackRock, Inc., referred to as “BlackRock.” According to the Schedule 13G/A, BlackRock, in its capacity as a parent holding company or control person for certain of its subsidiaries, BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Fund Advisors, BlackRock Institutional Trust Company, N.A., BlackRock Investment Management (Australia) Limited, BlackRock Investment Management (UK) Ltd. and BlackRock Investment Management, LLC has sole voting and sole investment power over all such shares. The Schedule 13G/A indicates that various persons have the right to receive or the power to direct the receipt of dividends from or the proceeds from the sale of these shares but that no one person’s interest in the shares is more than five percent of the total outstanding shares of common stock.

(3)

Based solely on Schedule 13G/A jointly filed with the SEC on February 17, 2015 by OrbiMed Advisors LLC, OrbiMed Capital LLC and Samuel D. Isaly. According to the Schedule 13G/A, OrbiMed Advisors LLC has shared voting and dispositive powers with respect to 2,651,800 shares, OrbiMed Capital LLC has shared voting and dispositive powers with respect to 4,176,200 shares and Samuel D. Isaly has shared voting and dispositive powers with respect to all the shares.

(4)

Based solely on Schedule 13G/A filed with the SEC on February 10, 2015 by The Vanguard Group, referred to as “Vanguard.” According to the Schedule 13G/A, Vanguard has sole voting power with respect to 95,956 shares, sole dispositive power over 4,496,124 shares and shared dispositive power over 90,156 shares.  The Schedule 13G/A indicates that Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard, is the beneficial owner of 90,156 shares as a result of its serving as investment manager of collective trust accounts and Vanguard Investments Australia, Ltd, a wholly-owned subsidiary of Vanguard, is the beneficial owner of 5,800 shares as a result of its serving as investment manager of Australian investment offerings.

(5)

Represents 12,350 shares of common stock held by Dr. Benet directly, 600 shares of common stock held by The Benet Family Trust, as to which Dr. Benet has shared voting and investment power, and 133,451 shares of common stock underlying options that may be exercised within 60 days of October 19, 2015.

(6)

Represents 51,725 shares of common stock held by Mr. Burr directly, 6,057 shares of common stock held by Robert L. Burr IRA account, as to which Mr. Burr has sole voting and investment power, and 71,834 shares of common stock underlying options that may be exercised within 60 days of October 19, 2015.

(7)

Represents 60,695 shares of common stock held by Dr. Chao directly, 180,000 shares of common stock held by the Allen Chao and Lee-Hwa Chao Family Trust, 116,000 shares of common stock held by Allen Chao Interest, Ltd. and 20,000 shares of common stock held by MAL Investment, each as to which Dr. Chao has voting and investment power, and 43,834 shares of common stock underlying options that may be exercised within 60 days of October 19, 2015.

(8)	Represents 8,200 shares of common stock held by Dr. Fleming directly and 18,834 shares of common stock underlying options that may be exercised within 60 days of October 19, 2015.

(9)	Represents 8,200 shares of common stock held by Mr. Markbreiter directly and 23,834 shares of common stock underlying options that may be exercised within 60 days of October 19, 2015.

(10)

Represents 111,833 shares of common stock owned by Mr. Nestor directly, 3,645 shares held by Mr. Nestor’s spouse, as to which Mr. Nestor shares voting and investment power, and 236,625 shares of common stock underlying options that may be exercised within 60 days of October 19, 2015.

(11)	Represents 70,358 shares of common stock held by Mr. Nornhold directly and 13,750 shares of common stock underlying options that may be exercised within 60 days of October 19, 2015.

(12)	Represents 13,600 shares of common stock owned by Ms. Pendergast directly and 11,834 shares of common stock underlying options that may be within 60 days of October 19, 2015.

(13)	Represents 69,989 shares of common stock held by Mr. Reasons directly and 39,750 shares of common stock underlying options that may be exercised within 60 days of October 19, 2015.

(14)	Represents 73,588 shares of common stock owned by Mr. Schlossberg directly and 156,000 shares of common stock underlying options that may be exercised within 60 days of October 19, 2015.

(15)	Represents 39,787 shares of common stock held by Mr. Terreri directly and 86,834 shares of common stock underlying options that may be exercised within 60 days of October 19, 2015.

(16)	Represents 3,400 shares of common stock held by Ms. Vergis directly and no options that may be exercised within 60 days of October 19, 2015.

(17)	Represents 459,116 shares of common stock held by Mr. Wilkinson directly and no options that may be exercised within 60 days of October 19, 2015.

(18)	Includes 836,580 shares of common stock underlying options that that may be exercised within 60 days of October 19, 2015.

STOCKHOLDER PROPOSALS

All stockholder proposals, including stockholder recommendations of potential director nominees, for our 2016 Annual Meeting must be received by our Corporate Secretary in writing at our principal executive offices located at 30831 Huntwood Avenue, Hayward, California 94544, no later than December 16, 2015 to receive consideration for inclusion in our proxy materials relating to that meeting under Rule 14a-8 of the Exchange Act. If the date of our 2016 Annual Meeting is more than 30 days before or 30 days after the anniversary date of our 2015 Annual Meeting, the deadline for inclusion of proposals in our proxy statement will instead be a reasonable time before we begin to print and mail our proxy materials. In addition, the proposal must comply with the requirements of Rule 14a-8 of the Exchange Act, any other applicable rules established by the SEC and our amended and restated bylaws, as amended.

Pursuant to our amended and restated bylaws, as amended, in order for a stockholder to present a proposal (other than proposals sought to be included in our proxy statement pursuant to Rule 14a-8 of the Exchange Act) at, or make a nomination for, the 2016 Annual Meeting, such stockholder must deliver a written notice of such proposal and/or nomination to, or it must be mailed and received by, our Corporate Secretary at our principal executive offices no earlier than the close of business on January 13, 2016, and not later than the close of business on February 12, 2016. If the date of our 2016 Annual Meeting is more than 30 days before or 60 days after the anniversary date of our 2015 Annual Meeting, notice must be given not earlier than the 120th day prior to the Annual Meeting date and not later than the 90th day prior to the Annual Meeting date or, if the first public disclosure of the date of such Annual Meeting is less than 100 days prior to the date of such Annual Meeting, the 10th day following the day on which public disclosure of the Annual Meeting date is first made by us. Stockholders are also advised to review our amended and restated bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations. All stockholder proposals described above must comply with the stockholder proposal requirements set forth in our amended and restated bylaws, as amended.

HOUSEHOLDING

In order to reduce printing costs and postage fees, we have adopted the process called “householding” for mailing our proxy statement to “street name holders,” which refers to stockholders whose shares are held in a stock brokerage account or by a bank or other nominee. This means that street name holders who share the same last name and address will receive only one copy of proxy statement, unless we receive contrary instructions from a street name holder at that address.

If, at any time, you no longer wish to participate in “householding” and would prefer to receive multiple copies of our proxy statement at the same address in the future, you may send a written request to: Mark Donohue, Vice President, Investor Relations and Corporate Communications, Impax Laboratories, Inc., 121 New Britain Blvd., Chalfont, Pennsylvania 18914 or by calling Mark Donohue at (215) 558-4526. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of our proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered. Eligible stockholders of record receiving multiple copies of the proxy statement can request householding by contacting us in the same manner.

By Order of the Board of Directors,

Mark A. Schlossberg, Esq.
Senior Vice President, General Counsel and Corporate Secretary

Hayward, California

            , 2015

SPECIAL MEETING OF STOCKHOLDERS OF

IMPAX LABORATORIES, INC.

December 8, 2015

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EDT the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Special Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/17901

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00003000000000001000 6 120815

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

IMPORTANT NOTICE

The proxies are authorized to vote in their discretion such other business as may properly come before the 2015 Special Meeting or any adjournment or postponement thereof. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted FOR Proposal 1.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

The Board of Directors recommends that you vote "FOR" the following proposal:

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF STOCKHOLDERS OF

IMPAX LABORATORIES, INC.

December 8, 2015

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/17901

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00003000000000001000 6 120815

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

IMPORTANT NOTICE

The proxies are authorized to vote in their discretion such other business as may properly come before the 2015 Special Meeting or any adjournment or postponement thereof. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted FOR Proposal 1.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

The Board of Directors recommends that you vote "FOR" the following proposal:

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

1

IMPAX LABORATORIES, INC.

Proxy for Special Meeting of Stockholders on December 8, 2015

Solicited on Behalf of the Board of Directors

The undersigned hereby appoint(s) Michael Nestor and Mark Schlossberg, and each of them, as attorneys and proxies of the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to appear at the 2015 Special Meeting of Stockholders of Impax Laboratories, Inc., to be held on December 8, 2015, and at any adjournment or postponement thereof, and to vote all of the shares of common stock of Impax Laboratories, Inc. which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present.

BOTH PROXY AGENTS PRESENT AND ACTING IN PERSON OR BY THEIR SUBSTITUTES (OR IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY EXERCISE ALL THE POWERS CONFERRED HEREBY. DISCRETIONARY AUTHORITY IS CONFERRED HEREBY AS TO CERTAIN MATTERS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

(Continued and to be signed on the reverse side.)

COMMENTS:

1.1 14475